Exhibit 10.4

AMENDMENT TO SPECTRUM MANAGER LEASE AGREEMENT

THIS AMENDMENT TO SPECTRUM MANAGER LEASE AGREEMENT (this “Lease Amendment”) is entered into as of October 9, 2009, by and between TerreStar 1.4 Holdings LLC, a Delaware limited liability company (“Lessor”), TerreStar Corporation, a Delaware corporation (“Parent”) and One Dot Four Corp., a Delaware corporation (“Lessee”) (each a “Party”, and collectively, the “Parties”).

RECITALS

WHEREAS, Lessor, Parent and Lessee have executed that certain Spectrum Manager Lease Agreement, dated September 17, 2009 (the “Lease Agreement”);

WHEREAS, Lessor, Parent and Lessee desire to amend and modify the Lease Agreement as provided herein;

WHEREAS, unless otherwise expressly provided herein, capitalized terms used herein shall have the same meanings as designated in the Lease Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, in the Lease Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor, Parent and Lessee hereby amend and modify the Lease Agreement as follows:

1. Section 8(a). Section 8(a) of the Lease Agreement is hereby amended by deleting Section 8(a) in its entirety and inserting in lieu thereof the following:

“(a) The rights and obligations created under this Lease Agreement shall become effective on the date the FCC accepts the FCC Lease Agreement Notification (“Effective Date”), provided that each Party will cooperate with the other in order to file the FCC Lease Agreement Notification under the FCC’s immediate processing procedures, and shall continue in effect until April 23, 2017 (the “Initial Term”).”

2. Section 3(f). Section 3(f) of the Lease Agreement is hereby amended by deleting the clause, “which request shall have been delivered no later than six (6) months following the Effective Date,” immediately following the clause, “after receiving written request from Lessee therefor,”.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed this Lease Amendment as of the date first above written.

PARENT

TerreStar Corporation

By:	/s/ Douglas Brandon
Name:	Douglas Brandon
Title:	General Counsel & Secretary

LESSOR

TerreStar 1.4 Holdings LLC

By:	/s/ Vincent Loiacono
Name:	Vincent Loiacono
Title:	Treasurer

LESSEE

One Dot Four Corp.

By:	/s/ Peter Jenson
Name:	Peter Jenson
Title:	Vice President